BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated May 25, 2017 to the

Statement of Additional Information dated January 27, 2017,

as amended or supplemented to date

The Fund invests a significant portion of its equity assets in the Master Large Cap Core Portfolio (the “Core Portfolio”), a series of Master Large Cap Series LLC (“Master Large Cap LLC”). On March 23, 2017, the Board of Directors of Master Large Cap LLC approved a change in the name of the Core Portfolio to “Master Advantage Large Cap Core Portfolio” and certain changes to the Core Portfolio’s investment strategies and investment process. In addition, fund management has determined to make certain changes to the Core Portfolio’s portfolio management team. All of these changes are expected to become effective on or about June 12, 2017.

Effective on or about June 12, 2017, the following changes are made to the Fund’s Statement of Additional Information:

Change in the Core Portfolio’s Name

Master Large Cap Core Portfolio, a series of Master Large Cap Series LLC, is renamed Master Advantage Large Cap Core Portfolio.

Change in the Fund’s Investment Strategies

The chart listing investments and investment strategies in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” is amended to reflect that the Fund may invest in contracts for difference, as follows:

BlackRock Balanced Capital Fund, Inc.
Contracts for Difference	X

The fifth through fourteenth paragraphs in the section of the Statement of Additional Information entitled “Investment Objectives and Policies” are deleted in their entirety.

Change in Master Large Cap LLC’s Non-Fundamental Investment Restrictions

The disclosure relating to Master Large Cap LLC in the section of the Statement of Additional Information entitled “Investment Restrictions” is amended to delete non-fundamental restriction (e) of Master Large Cap LLC.

Change in the Core Portfolio’s Portfolio Management Team

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The Core Portfolio is managed by Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson. The Total Return Portfolio is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller and David Rogal.

The disclosure relating to the Core Portfolio in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Core Portfolio
Raffaele Savi*	7	44	22	0	0	0
	$2.08 Billion	$14.48 Billion	$20.65 Billion	$0	$0	$0
Travis Cooke, CFA*	10	39	9	0	39	9
	$1.45 Billion	$10.00 Billion	$5.62 Billion	$0	$10.00 Billion	$5.62 Billion
Richard Mathieson*	5	48	23	0	0	0
	$1.77 Billion	$11.18 Billion	$19.54 Billion	$0	$0	$0

*	The information provided is as of March 31, 2017.

The second sentence of the first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

Information for Raffaele Savi, Travis Cooke and Richard Mathieson is as of March 31, 2017.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Stournaras and Burnside” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Messrs. Savi, Cooke and Mathieson

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Fund	Applicable Benchmarks
Raffaele Savi Travis Cooke, CFA Richard Mathieson	Core Portfolio	No benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of September 30, 2016.

Portfolio Manager	Dollar Range
Raffaele Savi*	None
Travis Cooke, CFA*	None
Richard Mathieson*	None
Philip Green	None
Bob Miller	None
Rick Rieder	None
David Rogal	None

*	The information provided is as of March 31, 2017.

The first paragraph of the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Cooke, Mathieson, Miller, Rieder, Rogal and Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cooke, Mathieson, Miller, Rieder, Rogal and Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10044-0517SUP